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                                                                    EXHIBIT 10.7

                        ADMINISTAFF, INC. INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

      THIS AGREEMENT between Administaff, Inc., a Delaware corporation ("Company"), and __________ ("Optionee").

                                   WITNESSETH:

      WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved the grant of Options to employees of the Company and its subsidiaries pursuant to the Administaff, Inc. 1997 Incentive Plan ("Plan"); and

      WHEREAS, the Optionee is an employee of the Company or one of its subsidiaries and has been selected to receive Options under the Plan;

      NOW, THEREFORE, in consideration of the above premises, the Company and the Optionee agree as follows:

                       I. GRANT OF INCENTIVE STOCK OPTIONS

      Subject to the terms and conditions set forth herein, the Optionee is hereby awarded _______ Options to purchase ________ shares of Common Stock of the Company. For purposes of this Agreement, the Date of Grant of the Options is
_________.

                                II. OPTION PRICE

      Each Option granted above shall have an Option Price of ___________ ($_____), which is equal to the Market Value per Share of a share of Common Stock as of the Date of Grant.

                             III. RESTRICTED RIGHTS

      Options covered by this Agreement may not be exercised after the earlier of (a) ten (10) years after the Date of Grant, or (b) three months following the date the Optionee's employment with the Company and its subsidiaries terminates for any reason, (except for death or disability, in which case "one year" shall be substituted for "three months" (the "Expiration Date"). For purposes of this
Article III, disability shall mean a physical or mental impairment (a) which causes a Participant to be unable to perform the normal duties for an Employer as determined by the Committee in its sole discretion; and (b) which is expected either to result in death (or blindness) or to last for a continuous period of at least twelve (12) months. The Committee may require that the Participant be examined by a physician or physicians selected by the Committee. In any case, the term of

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the Option cannot extend for a period longer than that permitted for the Option to qualify as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code.

      The Optionee may exercise only those Options which are vested. Options granted under this Agreement become vested on each anniversary of the Date of Grant in accordance with the following table:

                                       Total                       Total
Vesting Date                         % Vested                  Number Vested
------------                         --------                  -------------


      Subject to the terms of the Plan, in the event the Optionee shall cease to be an employee of the Company and its subsidiaries for any reason, including death, no further Options will become vested after the date the Optionee ceased to be an employee and all Options that are not vested on the date the Optionee ceases to be an employee shall be automatically forfeited and canceled on such date. The Optionee may exercise any vested Options prior to the Expiration Date.

      In the event the Optionee dies, the legal representative of the Optionee's estate or beneficiary, as the case may be, may exercise the vested Options prior to the Expiration Date.

      Neither the Optionee nor any other person entitled to exercise the Options under the terms of the Plan shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Common Stock issuable on exercise of the Option, unless and until the Option Price for such shares has been paid in full.

                            IV. EXERCISE AND PAYMENT

      Subject to the limitations set forth in this Agreement, the Optionee may exercise the Options by delivering written notice to the Company stating the number of shares being purchased (but not less than ten (10) shares), and the notice shall be accompanied by payment in full of the purchase price for such shares, which payment may be (1) in cash or by check payable and acceptable to the Company; (2) by tendering to the Company shares of Stock owned by the Optionee for at least six months, if acquired pursuant to a Company stock option, and having an aggregate Market Value Per Share as of the date of exercise and tender that is not greater than the full Option Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Option Price as provided in (1) above, provided that the Committee may, upon confirming that the Optionee owns the number of shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise;
(3) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option Price and any required tax withholding amounts; provided that in the event the Optionee chooses to pay the Option Price and withholding taxes as provided above, the Optionee and the broker shall comply with

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such procedures and enter into such agreements as the Committee may prescribe as a condition of such payment procedure; or (4) by a combination of such methods of payment.

      Promptly after the Company's receipt of the written notice of election to exercise provided for in this Article IV, and Optionee's payment in full of the Option Price (and satisfaction of any applicable withholding taxes), the Company shall deliver or cause to be delivered to the Optionee certificates for the whole number of shares with respect to which the Option is being exercised by the Optionee. Shares shall be registered in the name of the Optionee. If any law or regulation of the Securities and Exchange Commission or of any other federal or state governmental body having jurisdiction shall require the Company or the Optionee to take any action prior to issuance to the Optionee of the shares of Common Stock specified in the written notice of election to exercise, or if any listing agreement between the Company and any national securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completing of such action and/or such listing.

      In no event shall the Company be required to issue fractional shares upon the exercise of any portion of the Option.

                            V. DISPOSITIONS OF STOCK

      The Optionee shall be required to promptly notify the Company if the Optionee disposes of any Common Stock acquired through the exercise of an Option granted hereunder either (a) within two (2) years from the Date of Grant or (b) within one (1) year after the transfer of such Common Stock to the Optionee. The Optionee shall also be required to disclose in his notice to the Company the amount of consideration realized upon such disposition.

                                   VI. GENERAL

      ADMINISTRATION: Administration of this Agreement will be governed by the terms and conditions set forth in the Plan. That document is incorporated in this Agreement in its entirety. In the event of any conflict between the Plan and this Agreement, the terms of the Plan shall control.

      NO TRANSFER: The Options are not transferable by the Optionee other than by will or the laws of descent and distribution and, during the Optionee's lifetime may be exercised only by the Optionee.

      NOTICES: Every notice or other communication relating to the Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party. Unless and until some other address is so designated, all notices or communications by the Optionee to the Company shall be mailed to Administaff, Inc., 19001 Crescent Springs Drive, Kingwood, Texas 77339-3802, Attention:
President. All notices by the Company to the Optionee may be delivered to the Optionee personally or may be mailed to the Optionee at the address shown on the records of the Company.

      ENTIRE AGREEMENT; BINDING EFFECT: This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understanding, either written or oral, between or among the parties with respect to the subject matter hereof which

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are not set forth in this Agreement. This Agreement is binding upon the
Optionee's spouse, heirs, executors and personal representatives with respect to all provisions hereof.

      GOVERNING LAW: This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

      WITHHOLDING: The Company shall deduct from any payment of any kind due to the Optionee, any federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of the Options or require the Optionee to remit an additional amount in cash or its equivalent to pay for such withholding.

      INTERPRETATION: This Agreement is subject in all respects to the terms of the Plan, and in the event that any provision of the Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. Any question of interpretation arising under this Agreement shall be determined by the Committee and its determinations shall be final and conclusive upon all parties in interest.

      SEVERABILITY: If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such as invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, covenants, or conditions of this Agreement, each of which shall be binding and enforceable.

      DEFAULT: In the event that an Option granted hereunder is subsequently determined not to satisfy the requirements of Section 422 of the Code, then such Option(s) shall remain in effect as a non-qualified stock option(s) under the Plan.

      COUNTERPARTS: This Agreement may be executed in one or more counterparts, each counterpart of which will be regarded for all purposes as an original.

      TERMS: All terms used herein that are defined in the Plan shall have the meanings set forth in the Plan unless otherwise provided herein.

                                                  ADMINISTAFF, INC.

                                                  By: __________________________
                                                      Paul J. Sarvadi, President

                                                  Date: ________________________

      OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS AGREEMENT IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED OPTIONS OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT

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INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE
OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

      Optionee hereby accepts this Agreement subject to all of the terms and provisions thereof. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Chief Executive Officer upon any questions arising under this Agreement. Optionee further agrees to notify the Company upon any change in his/her residence address as reflected in the Company's records.

                                                  OPTIONEE:

                                                  Date: ________________________

Please PRINT the information requested below. This information is needed for statement and tax documentation mailings.

Home Address:           ________________________________________________________
                        (Street)                             (Apt.)
                        ________________________________________________________
                        (City)                (State)        (Zip Code)

Telephone No.:          __________________________
                        (Area Code and Number)

Social Security No:     __________________________

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